EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                            (18 U.S.C. SECTION 1350)

In connection with the Annual Report of Alliance Distributors Holding Inc., a Delaware Corporation (the "Company"), on Form 10KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), Jay Gelman, Chief Executive Officer and Principal Financial Officer of the Company, does hereby certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that to his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



            Date: March 30, 2005


                                    /s/ Jay Gelman
                                    --------------------------------------
                                    Jay Gelman
                                    Chief Executive Officer and
                                    Principal Financial Officer